FEDERATED STOCK TRUST

PROSPECTUS

Federated Stock Trust (the "Trust") is a no-load, open-end, diversified management investment company (a mutual fund) investing in common stocks of high quality companies to achieve growth of income and capital.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in the Trust. Keep this prospectus for future reference.

The Trust has also filed a Statement of Additional Information dated December 31, 1996, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, which is in paper form only, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1996

TABLE OF CONTENTS

 SUMMARY OF TRUST EXPENSES                                          1
 FINANCIAL HIGHLIGHTS                                               2
 GENERAL INFORMATION                                                3
 INVESTMENT INFORMATION                                             3
  Investment Objective                                              3
  Investment Policies                                               3
  Investment Limitations                                            5
 TRUST INFORMATION                                                  5
  Management of the Trust                                           5
  Distribution of Trust Shares                                      7
  Administration of the Trust                                       7
  Brokerage Transactions                                            8
 NET ASSET VALUE                                                    8
 INVESTING IN THE TRUST                                             8
  Share Purchases                                                   8
  Minimum Investment Required                                       9
  What Shares Cost                                                  9
  Exchanging Securities for Trust Shares                            9
  Subaccounting Services                                            9
  Certificates and Confirmations                                    9
  Dividends                                                        10
  Capital Gains                                                    10
  Retirement Plans                                                 10
 REDEEMING SHARES                                                  10
  Telephone Redemption                                             10
  Written Requests                                                 11
  Accounts with Low Balances                                       11
 SHAREHOLDER INFORMATION                                           11
  Voting Rights                                                    11
 TAX INFORMATION                                                   12
  Federal Income Tax                                               12
  Pennsylvania Corporate and Personal
   Property Taxes                                                  12
 PERFORMANCE INFORMATION                                           12
 FINANCIAL STATEMENTS                                              13
 REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                             24
 ADDRESSES                                          Inside Back Cover
SUMMARY OF TRUST EXPENSES

                                         SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                              None
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                                       None
 Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)                                                                       None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                         None
 Exchange Fee                                                                                               None



                                         ANNUAL TRUST OPERATING EXPENSES
                                     (As a percentage of average net assets)

 Management Fee(1)                                                                                         0.73%
 12b-1 Fee                                                                                                  None
 Total Other Expenses                                                                                      0.26%
  Shareholder Services Fee (after waiver)(2)                                                  0.10%
 Total Operating Expenses(3)                                                                               0.99%


(1) The maximum management fee is 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion.

(2) The shareholder services fee has been reduced to reflect the waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.14% absent the waiver of a portion of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                              1 YEAR   3 YEARS  5 YEARS  10 YEARS

You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period         $10       $32     $55     $121

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED STOCK TRUST
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 24.

                                                                                                                   YEAR ENDED
                                                                  YEAR ENDED OCTOBER 31,                            JANUARY 31,
                 1996        1995       1994       1993      1992      1991      1990      1989     1988(A)     1988     1987

 NET ASSET
 VALUE,
 BEGINNING OF
 PERIOD           $30.66      $26.33     $26.40     $24.18    $23.99    $18.55    $25.19    $22.87    $22.10      $24.00  $20.43
 INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment
  income            0.53        0.47       0.46       0.48      0.56      0.51      0.70      0.70      0.52        0.68    0.66
  Net realized
  and unrealized
  gain (loss) on
  investments       5.84        5.04       0.68       4.27      1.79      6.23     (4.42)     2.34      1.03       (1.50)   4.99
  Total from
  investment
  operations        6.37        5.51       1.14       4.75      2.35      6.74     (3.72)     3.04      1.55       (0.82)   5.65
 LESS
 DISTRIBUTIONS
  Distributions
  from net
  invest-
  ment income      (0.51)      (0.49)     (0.43)     (0.49)    (0.55)    (0.56)    (0.78)    (0.65)    (0.52)     (0.64)   (0.64)
  Distributions
  in excess of net
  investment
  income              --          --        --       (0.02)(d)   --        --       --         --        --         --      --
  Total
  distributions
  from net
  investment
  income           (0.51)      (0.49)     (0.43)     (0.51)    (0.55)    (0.56)    (0.78)    (0.65)    (0.52)     (0.64)   (0.64)
  Distributions
  from net
  realized gain
  on investments   (2.14)      (0.69)     (0.78)     (2.02)    (1.61)    (0.74)    (2.14)    (0.07)    (0.26)     (0.44)   (1.44)
  Total
  distributions    (2.65)      (1.18)     (1.21)     (2.53)    (2.16)    (1.30)    (2.92)    (0.72)    (0.78)     (1.08)   (2.08)
 NET ASSET
 VALUE,
 END OF PERIOD    $34.38      $30.66     $26.33     $26.40    $24.18    $23.99    $18.55    $25.19    $22.87     $22.10   $24.00
 TOTAL             22.08%      21.98%      4.55%     20.88%    10.78%    37.50%   (16.36)%   13.48%     7.14%     (3.64)%  29.02%
 RETURN(B)
 RATIOS TO
 AVERAGE
 NET ASSETS
  Expenses          0.99%       1.01%      0.97%      0.97%     0.99%     1.00%     0.98%     0.95%     0.94%*    0.89%     0.93%
  Net investment
  income            1.64%       1.71%      1.81%      1.83%     2.33%     2.25%     3.03%     2.75%     3.08%*    2.82%     3.04%
  Expense
  waiver/
  reimbursement     0.15%(c)    0.15%(c)    --        --       --        --         --        --         --       --       --
 SUPPLEMENTAL
 DATA
  Net assets,
  end of period
  (000 omitted) $830,545    $632,069   $600,664   $554,062  $386,490  $369,505  $332,241  $573,047  $636,426  $675,110  $611,856
  Average
  commission
  rate paid      $0.0273       --           --        --       --        --         --        --         --        --      --
  Portfolio
  turnover            55%         42%        28%        26%       54%       49%       53%       35%       31%       51%       19%


  * Computed on an annualized basis.

(a) For the nine months ended October 31, 1988.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease for the shareholder services fee is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated
December 30, 1981. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Trustees have not established separate series or classes of shares.

Trust shares are sold and redeemed at net asset value without a sales charge imposed by the Trust.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Trust is to provide growth of income and capital by investing principally in a professionally-managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless otherwise stated, the investment objective and the policies and limitations described below cannot be changed without the approval of shareholders.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Trust's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations.

   COMMON STOCKS. The Trust invests primarily in common stocks of companies selected by the Trust's investment adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by the Trust's investment adviser and may outweigh revenues.

   OTHER CORPORATE SECURITIES. The Trust may invest in preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

   U.S. GOVERNMENT SECURITIES. The Trust may invest in U.S. government securities.

   REPURCHASE AGREEMENTS. The U.S. government securities in which the Trust invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The Trust or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Trust might be delayed pending court action. The Trust believes that under the regular procedures normally in effect for custody of the Trust's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Trust and allow retention or disposition of such securities. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees.

   MONEY MARKET INSTRUMENTS. The Trust may also invest in money market instruments.

   SECURITIES OF FOREIGN ISSUERS. The Trust may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of investment policy, which may be changed without shareholder approval, the Trust will not invest more than 15% of its assets in American Depositary Receipts ("ADRs").

As a matter of practice, the Trust will not invest in the securities of a foreign issuer if any such risk appears to the investment adviser to be substantial.

At least 80% of the Trust's portfolio will be invested in common stocks, unless it is in a defensive position.

RESTRICTED AND ILLIQUID SECURITIES. The Trust intends to invest in restricted securities up to specific limitations. These limitations are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Trust may otherwise invest pursuant to the investment objective and policies but which are subject to restriction on resale under federal securities law. As a matter of investment practice, which may be changed without shareholder approval, the Trust will limit investments in illiquid securities, including certain restricted securities not determined by the Trustees to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of net assets.
The Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Trust, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Trust through or with the assistance of the issuer or the investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Board of Trustees of the Trust are quite liquid. The Trust intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the investment adviser of the Trust, as liquid and not subject to the investment limitation applicable to illiquid securities and restricted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Trust may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Trust may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Trust may realize short-term profits or losses upon the sale of such commitments.

PORTFOLIO TURNOVER. Although the Trust does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Trust's investment adviser believes it is appropriate to do so in light of the Trust's investment objective, without regard to the length of time a particular security may have been held.

INVESTMENT LIMITATIONS

The Trust will not:

 * borrow money or pledge securities except, under certain circumstances, the Trust may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

 * invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);

 * invest more than 5% of total assets in securities of issuers that have records of less than three years of continuous operations;

 * invest more than 10% of its total assets in securities subject to restrictions on resale; or

 * acquire more than 10% of the voting securities of any one issuer.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser, (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Trust.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Board of Trustees, and could result in severe penalties.

ADVISORY FEES. The annual investment advisory fee is based on the Trust's average daily net assets as shown on the chart below.


                                         ADVISORY FEE AS
           AVERAGE DAILY              PERCENTAGE OF AVERAGE
             NET ASSETS                  DAILY NET ASSETS
 First $500 million                           .75%
 Second $500                                 .675%
 Third $500 million                          .600%
 Fourth $500 million                         .525%
 Over $2 billion                             .40%


Under the investment advisory contract, the Adviser will reimburse the Trust the amount, limited to the amount of the advisory fee, by which the Trust's aggregate annual operating expenses, including its investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses exceed 1% of its average daily net assets. This does not include reimbursement to the Trust of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser has also undertaken to reimburse the Trust for operating expenses in excess of limitations established by certain states.

ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) Shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

Peter R. Anderson has been the Trust's senior portfolio manager since 1982. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of the Trust's investment adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.

Scott B. Schermerhorn has been the Trust's portfolio manager since June 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Trust's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

DISTRIBUTION OF TRUST SHARES

Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a wholly-owned subsidiary of Federated Investors.

SHAREHOLDER SERVICES. The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Trust may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions may receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance may be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's investment adviser or its affiliates.

ADMINISTRATION OF THE TRUST

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:



     MAXIMUM                              AVERAGE AGGREGATE
 ADMINISTRATIVE FEE                 DAILY NET ASSETS OF THE TRUST
   .15%                               on the first $250 million
   .125%                              on the next $250 million
   .10%                               on the next $250 million
   .075%                          on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Trust and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Board of Trustees.

NET ASSET VALUE

The Trust's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE TRUST

SHARE PURCHASES

Trust shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased either by wire or mail.

To purchase shares of the Trust, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Trust reserves the right to reject any purchase request.

   BY WIRE. To purchase shares of the Trust by Federal Reserve wire, call the Trust before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Stock Trust; Fund Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

   BY MAIL. To purchase shares of the Trust by mail, send a check made payable to Federated Stock Trust to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank, into federal funds. This is generally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Trust is $25,000 plus any non-affiliated bank or broker's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Trust. Accounts established through a non-affiliated bank or broker may be subject to a smaller minimum investment.

WHAT SHARES COST

Trust shares are sold at their net asset value, next determined after an order is received. There is no sales charge imposed by the Trust. Investors who purchase Trust shares through a financial intermediary may be charged a service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

EXCHANGING SECURITIES FOR TRUST SHARES

Investors may exchange certain securities or a combination of securities and cash for Trust shares. The securities and any cash must have a market value of at least $25,000. The Trust reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Trust are valued in the same manner as the Trust values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp. Shares purchased by exchange of U.S. government securities cannot be redeemed by telephone for fifteen business days to allow time for the transfer to settle.

SUBACCOUNTING SERVICES

Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent charges a fee based on the level of subaccounting services rendered. Institutions holding Trust shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services provided which may be related to the ownership of Trust shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fees charged for those services, and any restrictions and limitations imposed. State securities laws may require certain financial institutions such as depository institutions to register as dealers.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Trust, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Trust. Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Trust on the record date. Unless shareholders request cash payments by writing to the Trust, dividends are automatically reinvested in additional shares of the Trust on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Trust, if any, will be distributed at least once every 12 months.

RETIREMENT PLANS

Shares of the Trust can be purchased as an investment for retirement plans or for IRA accounts. For further details contact Federated Securities Corp. and consult a tax adviser.

REDEEMING SHARES

The Trust redeems shares at their net asset value next determined after the Trust receives the redemption request. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their shares by telephoning the Trust before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. If at any time, the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

An authorization form permitting the Trust to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests" should be considered.

WRITTEN REQUESTS

Trust shares may also be redeemed by sending a written request to the Trust. Call the Trust for specific instructions before redeeming by letter. The shareholder will be asked to provide in the request his name, the Trust name, his account number, and the share or dollar amount requested. If share certificates have been issued, they must be properly endorsed and should be sent by registered or certified mail with the written request.

SIGNATURES. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust, or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

 * a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund which is administered by the Federal Deposit Insurance Corporation ("FDIC");

 * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges;

 * a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

 * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

The Trust does not accept signatures guaranteed by a notary public.

The Trust and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Trust may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Trust's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

TAX INFORMATION

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.

PENNSYLVANIA CORPORATE AND PERSONAL PROPERTY TAXES

In the opinion of Houston, Houston & Donnelly, counsel to the Trust:

 * the Trust is not subject to Pennsylvania corporate or personal property taxes; and
 * Trust shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Trust would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

Total return represents the change, over a specific period of time, in the value of an investment in the Trust after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Trust is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Trust over a thirty-day period by the offering price per share of the Trust on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Trust and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Trust is sold without any sales charge or other similar non-recurring charges.

From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.

FEDERATED STOCK TRUST
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996


       SHARES                                                                                                     VALUE
 EQUITIES -- 92.6%
                     BASIC INDUSTRY -- 6.7%
          531,600 (a)Allegheny Teledyne, Inc.                                                              $   11,362,950
          118,400    Aluminum Co. of America                                                                    6,941,200
          175,000    Betz Laboratories, Inc.                                                                    9,187,500
           95,200    Du Pont (E.I.) de Nemours & Co.                                                            8,829,800
          186,000    International Paper Co.                                                                    7,951,500
          297,100    Morton International, Inc.                                                                11,698,312
                       Total                                                                                   55,971,262
                     CONSUMER DURABLES -- 2.1%
          128,000    General Motors Corp.                                                                       6,896,000
           79,135    Martin Marietta Materials                                                                  1,879,470
          360,000    Rubbermaid, Inc.                                                                           8,370,000
                       Total                                                                                   17,145,470
                     CONSUMER NON-DURABLES -- 13.3%
          275,600    Avon Products, Inc.                                                                       14,951,300
          105,700    CPC International, Inc.                                                                    8,337,087
          151,300    Heinz (H.J.) Co.                                                                           5,371,150
          570,200    IBP, Inc.                                                                                 14,255,000
          104,500    Kimberly-Clark Corp.                                                                       9,744,625
          224,900    Philip Morris Cos., Inc.                                                                  20,831,363
          194,100    Tambrands, Inc.                                                                            8,273,513
          133,100    Unilever N.V., ADR                                                                        20,347,663
          131,200    V.F. Corp.                                                                                 8,577,200
                       Total                                                                                  110,688,901
                     ENERGY MINERALS -- 11.9%
          260,500    Baker Hughes, Inc.                                                                         9,280,312
          212,400    Chevron Corp.                                                                             13,965,300
          133,500    Exxon Corp.                                                                               11,831,437

 FEDERATED STOCK TRUST

SHARES                                                                                                     VALUE
 EQUITIES -- CONTINUED
                     ENERGY MINERALS -- CONTINUED
          387,200    Occidental Petroleum Corp.                                                              $  9,486,400
           48,500    Royal Dutch Petroleum Co., ADR                                                             8,020,688
          148,900    Texaco, Inc.                                                                              15,131,963
          535,300    USX Corp.                                                                                 11,709,688
          386,820    Union Pacific Resources Group, Inc.                                                       10,637,554
          129,610 (a)Western Atlas, Inc.                                                                        8,991,694
                       Total                                                                                   99,055,036
                     FINANCE -- 14.3%
          240,100    Allstate Corp.                                                                            13,475,612
          143,600    CIGNA Corp.                                                                               18,739,800
          146,700    Chase Manhattan Corp.                                                                     12,579,525
           95,000    Citicorp                                                                                   9,405,000
          125,000    Dean Witter, Discover & Co.                                                                7,359,375
          367,500    Federal National Mortgage Association                                                     14,378,437
          165,100    Marsh & McLennan Cos., Inc.                                                               17,191,037
          198,500    National City Corp.                                                                        8,609,937
          174,900    Providian Corp.                                                                            8,220,300
          160,051    Travelers Group, Inc.                                                                      8,682,767
                       Total                                                                                  118,641,790
                     HEALTH CARE -- 10.3%
          233,000    Abbott Laboratories                                                                       11,795,625
          205,200    American Home Products Corp.                                                              12,568,500
          430,000    Biomet, Inc.                                                                               6,933,750
          141,800    Bristol-Myers Squibb Co.                                                                  14,995,350
          203,250    Columbia/HCA Healthcare Corp.                                                              7,266,187
          531,200 (a)Healthsource, Inc.                                                                         6,507,200
          119,800    Merck & Co., Inc.                                                                          8,880,175
          124,900    Smithkline Beecham Corp., ADR                                                              7,821,863


 FEDERATED STOCK TRUST

       SHARES                                                                                                     VALUE

 EQUITIES -- CONTINUED
                     HEALTH CARE -- CONTINUED
          227,500    United Healthcare Corp.                                                               $    8,616,563
                       Total                                                                                   85,385,213
                     PRODUCER MANUFACTURING -- 5.0%
          112,320 (a)FMC Corp.                                                                                  8,269,560
          115,000    General Electric Co.                                                                      11,126,250
           91,200    Loews Corp.                                                                                7,535,400
          167,700    Textron, Inc.                                                                             14,883,375
                       Total                                                                                   41,814,585
                     RETAIL TRADE -- 5.2%
          302,300    Dayton-Hudson Corp.                                                                       10,467,137
           78,500    Great Atlantic & Pacific Tea Co., Inc.                                                     2,355,000
          293,300    Sears, Roebuck & Co.                                                                      14,188,388
          610,500    Wal-Mart Stores, Inc.                                                                     16,254,563
                       Total                                                                                   43,265,088
                     SERVICES -- 3.3%
          166,800    Block (H&R), Inc.                                                                          4,128,300
          484,300    Browning-Ferris Industries, Inc.                                                          12,712,875
          139,900    Gannett Co., Inc.                                                                         10,614,912
                       Total                                                                                   27,456,087
                     TECHNOLOGY -- 7.8%
          300,000 (a)Analog Devices, Inc.                                                                       7,800,000
          281,600    Electronic Data Systems Corp.                                                             12,672,000
          104,900    Intel Corp.                                                                               11,525,887
           32,500    International Business Machines Corp.                                                      4,192,500
           76,534    Lockheed Martin Corp.                                                                      6,859,359
           90,283    Lucent Technologies, Inc.                                                                  4,243,301
          144,500    Raytheon Co.                                                                               7,116,625
          192,100    Rockwell International Corp.                                                              10,565,500
                       Total                                                                                   64,975,172


 FEDERATED STOCK TRUST

       SHARES OR
       PRINCIPAL
        AMOUNT                                                                                                  VALUE
 EQUITIES -- CONTINUED
                     TRANSPORTATION -- 0.7%
          103,100    Union Pacific Corp.                                                                   $    5,786,488
                     UTILITIES -- 12.0%
          246,800    AT&T Corp.                                                                                 8,607,150
          251,700    CMS Energy Corp.                                                                           7,960,012
          170,600    Columbia Gas System, Inc.                                                                 10,363,950
          260,000    Enron Corp.                                                                               12,090,000
          173,300    FPL Group, Inc.                                                                            7,971,800
          315,000    GTE Corp.                                                                                 13,269,375
          650,000    MCI Communications Corp.                                                                  16,331,250
          343,300    Pacific Gas & Electric Co.                                                                 8,067,550
          328,800    Southern Co.                                                                               7,274,700
          293,300    TECO Energy, Inc.                                                                          7,222,513
                       Total                                                                                   99,158,300
                       TOTAL EQUITIES (IDENTIFIED COST $557,366,945)                                          769,343,392
 CONVERTIBLE SECURITIES -- 2.1%
                     CONSUMER NON-DURABLES -- 0.8%
          173,700    Dole Food, Inc., ACES, $2.75                                                               6,839,437
                     PRODUCER MANUFACTURING -- 1.3%
          677,300 (b)Westinghouse Electric Corp., PEPS, Series C, $1.30                                        10,932,299
                       TOTAL CONVERTIBLE SECURITIES (IDENTIFIED COST $17,519,400)                              17,771,736
 (C)REPURCHASE AGREEMENT -- 3.4%
       28,570,000    BT Securities Corporation, 5.55%, dated 10/31/1996, due
                     11/1/1996 (AT AMORTIZED COST)                                                             28,570,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $603,456,345)(D)                                 $  815,685,128

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1996, these securities amounted to $10,932,299 which represents 1.3% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $603,456,345. The net unrealized appreciation of investments on a federal tax basis amounts to $212,228,783 which is comprised of $214,457,526 appreciation and $2,228,743 depreciation at October 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($830,545,284) at October 31, 1996.

The following acronyms are used throughout this portfolio:

ACES -- Adjustable Convertible Extendable Securities
ADR  -- American Depositary Receipt
PEPS -- Participating Equity Preferred Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK TRUST
STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost, $603,456,345)                  $815,685,128
 Income receivable                                                                                     1,429,527
 Receivable for investments sold                                                                      21,156,099
 Receivable for shares sold                                                                            1,579,949
   Total assets                                                                                      839,850,703
 LIABILITIES:
 Payable for investments purchased                                                    $4,555,309
 Payable for shares redeemed                                                           3,940,543
 Payable to Bank                                                                         694,542
 Accrued expenses                                                                        115,025
   Total liabilities                                                                                   9,305,419
 Net Assets for 24,155,535 shares outstanding                                                       $830,545,284
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                    $519,844,441
 Net unrealized appreciation of investments                                                          212,228,783
 Accumulated net realized loss on investments                                                         97,656,391
 Undistributed net investment income                                                                     815,669
   Total Net Assets                                                                                 $830,545,284
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $830,545,284 / 24,155,535 shares outstanding                                                             $34.38


(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK TRUST
STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1996

 INVESTMENT INCOME:
 Dividends                                                                                        $ 16,884,966
 Interest                                                                                            2,611,765
   Total Income                                                                                     19,496,731
 EXPENSES:
 Investment advisory fee                                                       $ 5,368,592
 Administrative personnel and services fee                                         559,347
 Custodian fees                                                                    106,166
 Transfer and dividend disbursing agent fees and expenses                          241,972
 Directors'/Trustees' fees                                                          18,600
 Auditing fees                                                                      15,001
 Legal fees                                                                          5,943
 Portfolio accounting fees                                                         114,272
 Shareholder services fee                                                        1,849,479
 Share registration costs                                                           25,642
 Printing and postage                                                               41,459
 Insurance premiums                                                                  8,434
 Taxes                                                                              43,606
 Miscellaneous                                                                       7,609
   Total expenses                                                                8,406,122
 Waivers --
   Waiver of shareholder services fee                                            (1,070,663)
     Net expenses                                                                                  7,335,459
       Net investment income                                                                      12,161,272
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                 97,657,841
 Net change in unrealized appreciation of investments                                             34,131,642
   Net realized and unrealized gain on investments                                               131,789,483
     Change in net assets resulting from operations                                             $143,950,755

(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK TRUST
STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED OCTOBER 31,

                                                                            1996              1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                  $   12,161,272     $  9,973,993
 Net realized gain on investments ($97,657,841 and $45,017,308,
 respectively, as computed for federal tax purposes)                        97,657,841       45,305,647
 Net change in unrealized appreciation                                      34,131,642       58,089,861
   Change in net assets resulting from operations                          143,950,755      113,369,501
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income                                  (11,559,487)     (10,498,641)
 Distributions from net realized gains                                     (45,017,605)     (15,442,313)
   Change in net assets resulting from distributions to shareholders       (56,577,092)     (25,940,954)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                              286,718,473      146,619,990
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                     32,453,084       13,596,554
 Cost of shares redeemed                                                  (208,069,160)    (216,239,762)
   Change in net assets resulting from share transactions                  111,102,397      (56,023,218)
     Change in net assets                                                  198,476,060       31,405,329
 NET ASSETS:
 Beginning of period                                                       632,069,224      600,663,895
 End of period (including undistributed net investment income of
 $815,669 and $213,884, respectively)                                   $  830,545,284     $632,069,224


(See Notes which are an integral part of the Financial Statements)

FEDERATED STOCK TRUST
NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1996

1. ORGANIZATION

Federated Stock Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The investment objective of the Trust is to provide growth of income and capital by investing principally in a professionally-managed and diversified portfolio of common stock of high-quality companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

FEDERATED STOCK TRUST

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Trust or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Trust will not incur any registration costs upon such resales. The Trust's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Trust's pricing committee.

   Additional information on the restricted security held at October 31, 1996 is as follows:

   SECURITY                                        ACQUISITION DATE    ACQUISITION COST

   Westinghouse Electric Corp., PEPS, Series C   09/26/95 - 02/07/96     $10,701,675

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                          YEAR ENDED
                                                                                          OCTOBER 31,
                                                                                      1996           1995

 Shares sold                                                                        8,931,554      5,349,711
 Shares issued to shareholders in payment of distributions declared                 1,080,218        541,686
 Shares redeemed                                                                   (6,474,281)    (8,086,028)
  Net change resulting from share transactions                                      3,537,491     (2,194,631)

FEDERATED STOCK TRUST

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee of 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion. The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses) exceed 1% of average daily net assets of the Trust.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. Federated Shareholder Services may voluntarily choose to waive any portion of its fee. Federated Shareholder Services can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the fiscal year ended October 31, 1996, were as follows:

PURCHASES                                                       $555,306,700
SALES                                                           $383,602,776
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of
FEDERATED STOCK TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Stock Trust as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights (see page 2 of this prospectus) for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Stock Trust at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 16, 1996

ADDRESSES

Federated Stock Trust                        Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779

Distributor
                Federated Securities Corp.   Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779

Investment Adviser
                Federated Management         Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779

Custodian
                State Street Bank and        P.O. Box 8600
                Trust Company                Boston, Massachusetts 02266-8600

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder        P.O. Box 8600
                Services Company             Boston, Massachusetts 02266-8600

Independent Auditors
                Ernst & Young LLP            One Oxford Centre
                                             Pittsburgh, Pennsylvania 15219

FEDERATED STOCK TRUST

PROSPECTUS

A No-Load, Open-End, Diversified
Management Investment Company

December 31, 1996

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 313900102
8120102A (12/96)


                           FEDERATED STOCK TRUST

                    STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the prospectus of the Federated Stock Trust (the "Trust") dated December 31, 1996. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED INVESTORS TOWER
PITTSBURGH, PENNSYLVANIA 15222-3779
                     Statement dated December 31, 1996

Cusip 313900102
8120102B (12/96)

TABLE OF CONTENTS

 GENERAL INFORMATION ABOUT THE TRUST                                     1
 INVESTMENT OBJECTIVE AND POLICIES                                       1
   Types of Investments                                                  1
   When-Issued and Delayed Delivery Transactions                         1
   Portfolio Turnover                                                    1
   Investment Limitations                                                1
 FEDERATED STOCK TRUST MANAGEMENT                                        3
   Trust Ownership                                                       7
   Trustees Compensation                                                 8
   Trustee Liability                                                     8
 INVESTMENT ADVISORY SERVICES                                            9
   Adviser to the Trust                                                  9
   Advisory Fees                                                         9
 OTHER SERVICES                                                          9
   Trust Administration                                                  9
   Custodian and Portfolio Recordkeeper                                  9
   Transfer Agent                                                        9
   Independent Auditor                                                   9
 SHAREHOLDER SERVICES                                                    9
 BROKERAGE TRANSACTIONS                                                 10
 PURCHASING SHARES                                                      10
   Conversion to Federal Funds                                          10
   Determining Net Asset Value                                          10
   Determining Market Value of Securities                               10
 REDEEMING SHARES                                                       11
   Redemption in Kind                                                   11
   Massachusetts Partnership Law                                        11
 EXCHANGING SECURITIES FOR TRUST SHARES                                 11
   Tax Consequences                                                     11
 TAX STATUS                                                             12
   The Trust's Tax Status                                               12
   Shareholders' Tax Status                                             12
 TOTAL RETURN                                                           12
 YIELD                                                                  12
 PERFORMANCE COMPARISONS                                                13
   Economic and Market Information                                      14
 ABOUT FEDERATED INVESTORS                                              14
   Mutual Fund Market                                                   14
   Institutional                                                        14
   Trust Organizations                                                  14
   Broker/Dealers and Bank Broker/Dealer
      Subsidiaries                                                      14

GENERAL INFORMATION ABOUT THE TRUST

Federated Stock Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated December 30, 1981. On May 2, 1993, the shareholders of the Trust voted to permit the Trust to offer separate series and classes of shares.

INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide growth of income and capital by investing principally in a professionally-managed and diversified portfolio of common stocks of high quality companies.

TYPES OF INVESTMENTS
Although the Trust may invest in other securities of these companies and in money market instruments, it is the Trust's policy to invest at least 80% of its portfolio in common stocks. The above investment objective and policies cannot be changed without approval of shareholders.

U.S. GOVERNMENT OBLIGATIONS

The types of U.S. government obligations in which the Trust may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:

* the full faith and credit of the U.S. Treasury;

* the issuer's right to borrow from the U.S. Treasury;

* the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or

* the credit of the agency or instrumentality issuing the obligations.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:

* Federal Land Banks;

* Central Bank for Cooperatives;

* Federal Intermediate Credit Banks;

* Federal Home Loan Banks;
* Farmers Home Administration; and

* Federal National Mortgage Association.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are segregated on the Trust's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

PORTFOLIO TURNOVER

The Trust will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective. For the fiscal years ended October 31, 1996, and 1995, the portfolio turnover rates were 55% and 42%, respectively.

INVESTMENT LIMITATIONS

The Trust will not change any of the investment limitations described below without approval of shareholders, unless indicated otherwise.

SELLING SHORT AND BUYING ON MARGIN

The Trust will not purchase any securities on margin, except for such credits as are necessary for the clearance of transactions.

BORROWING MONEY

The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests where the liquidation of portfolio securities is deemed inconvenient or disadvantageous. While any such borrowings are outstanding, no purchases of investment securities will be made by the Trust.

PLEDGING ASSETS

The Trust will not pledge, mortgage or hypothecate its assets, except that, to secure borrowings. It may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Trust's total assets.

DIVERSIFICATION OF INVESTMENTS

The Trust will not purchase the securities of any issuer, except cash, cash instruments and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in the securities of such issuer and the Trust may not acquire more than 10% of the voting securites of any one issuer.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Trust may not invest in securities of a company for the purpose of exercising control or management. However, the Trust will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the Trust's best interest. From time to time the Trust, together with other investment companies advised by the Adviser or its affiliated companies, may buy and hold substantial amounts of the voting stock of a company, and all such stock may be voted together in regard to the company's affairs. In some cases, the Trust and other investment companies advised by the Adviser or its affiliated companies holding such stock might collectively be considered to be in control of such a company. Officers or affiliates of the Trust might possibly become directors of companies in which the Trust holds stock.

PURCHASING SECURITIES OF OTHER ISSUERS

The Trust will not invest in securities issued by any other investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases other than the customary broker's commission or except when such a purchase, though not made in open market, is part of a plan of merger or consolidation.

INVESTING IN NEW ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE TRUST

The Trust will not invest more than 5% of the value of the total assets of the Trust in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor.

INVESTING IN ISSUERS

The Trust will not purchase or retain the securities of any issuer other than the securities of the Trust, if, to the Trust's knowledge, those officers and Trustees of the Trust, or of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

UNDERWRITING

The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies and limitations.

INVESTING IN REAL ESTATE

The Trust will not purchase or sell real estate, but this shall not prevent the Trust from investing in Municipal Bonds secured by real estate or interest therein.

INVESTING IN COMMODITIES OR MINERALS

The Trust will not purchase or sell commodities or commodity contracts or oil, gas, or other mineral exploration or development programs.

LENDING CASH OR SECURITIES

The Trust will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective.

CONCENTRATION OF INVESTMENTS IN ONE INDUSTRY

The Trust will not invest more than 25% of the value of its total assets in one industry.

ISSUING SENIOR SECURITIES
The Trust will not issue senior securities except as permitted by its investment objective, policies and limitations.

DEALING IN PUTS AND CALLS

The Trust will not write, purchase or sell puts, call, straddles or spreads or any combinations thereof.

RESTRICTED SECURITIES

The Trust will not invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4 (2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction nor will the Trust be required to make any changes in its portfolio holdings.

The Trust did not borrow money, pledge securities, or purchase restricted securities in excess of 5% of the value of its total assets during the last fiscal year and has no present intent to do so in the coming fiscal year. This representation may be changed without shareholder vote to the extent permitted by the above restrictions.

FEDERATED STOCK TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated Stock Trust, and principal occupations.
John F. Donahue@*

Federated Investors Tower

Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.

Thomas G. Bigley

28th Floor, One Oxford Centre

Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Trustee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.

Wood/IPC Commercial Department

John R. Wood and Associates, Inc., Realtors

3255 Tamiami Trail North

Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.

William J. Copeland

One PNC Plaza - 23rd Floor

Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road

Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Trustee of the
Funds.

Lawrence D. Ellis, M.D.*

3471 Fifth Avenue, Suite 1111

Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.

Edward L. Flaherty, Jr.@

Miller, Ament, Henny & Kochuba

205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.

Peter E. Madden

One Royal Palm Way

100 Royal Palm Way

Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.

Gregor F. Meyer

Miller, Ament, Henny & Kochuba

205 Ross Street

Pittsburgh, PA

Birthdate: October 6, 1926

Trustee

Attorney, Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.

John E. Murray, Jr., J.D., S.J.D.

President, Duquesne University

Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.

Wesley W. Posvar

1202 Cathedral of Learning

University of Pittsburgh

Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.

Marjorie P. Smuts

4905 Bayard Street

Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.

J. Christopher Donahue

Federated Investors Tower

Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds.
Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.

Edward C. Gonzales

Federated Investors Tower

Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.

John W. McGonigle

Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.

Richard B. Fisher

Federated Investors Tower

Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Annuity Management Series; Arrow Funds; Automated Government Money Trust; BayFunds; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Independence One Mutual Funds; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Marshall Funds, Inc.; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; SouthTrust Vulcan Funds; Star Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Biltmore Funds; The Biltmore Municipal Funds; The Monitor Funds; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Tower Mutual Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Vision Group of Funds, Inc.;

TRUST OWNERSHIP

Officers and Trustees as a group own less than 1% of the Fund's outstanding shares.

As of December 4, 1996, the following shareholders of record owned 5% or more of the outstanding shares of Federated Stock Trust: Charles Schwab & Co., Inc. San Francisco, CA, 7.55%.

TRUSTEES COMPENSATION

                                       AGGREGATE
 NAME,                               COMPENSATION
 POSITION WITH                            FROM                          TOTAL COMPENSATION PAID
 TRUST                                  TRUST*#                           FROM FUND COMPLEX+
 John F. Donahue                          $0          $0 for the Trust and
 Chairman and Trustee                                 54 other investment companies in the Fund
 Thomas G. Bigley++                    $1,626.97      $86,331 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 John T. Conroy, Jr.                   $1,779.57      $115,760 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 William J. Copeland                   $1,779.57      $115,760 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 Glen R. Johnson                          $0          $0 for the Trust and
 President and Trustee                                9 other investment companies in the Fund
 James E. Dowd                         $1,779.57      $115,760 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 Lawrence D. Ellis, M.D.               $1,626.97      $104,898 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 Edward L. Flaherty, Jr.               $1,779.57      $115,760 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 Peter E. Madden                       $1,626.97      $104,898 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 Gregor F. Meyer                       $1,626.97      $104,898 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 John E. Murray, Jr.,                  $1,626.97      $0 for the Trust and
 Trustee                                              64 other investment companies in the Fund
 Wesley W. Posvar                      $1,626.97      $104,898 for the Trust and
 Trustee                                              54 other investment companies in the Fund
 Marjorie P. Smuts                     $1,626.97      $104,898 for the Trust and
 Trustee                                              54 other investment companies in the Fund


* Information is furnished for the fiscal year ended October 31, 1996.

# The aggregate compensation is provided for the Trust.

+ The information is provided for the last calendar year.

++ Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.

TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees are not liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST

The Trust's investment Adviser is Federated Management (the "Adviser"). It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the Trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.

The adviser shall not be liable to the Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.

ADVISORY FEES

For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended October 31, 1996, 1995, and 1994, the Trust's Adviser earned $5,368,592, $4,305,810, and $4,204,915, respectively, of which $0 was waived for the period ended October 31, 1996.

OTHER SERVICES

TRUST ADMINISTRATION

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Trust for a fee described in the prospectus. Prior to March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Fund's administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Trust's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended 1996, 1995, and 1994, the Administrators earned $559,347, $440,833, and $528,231, respectively.

CUSTODIAN AND PORTFOLIO RECORDKEEPER

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this services is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on size, type, and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITOR

The independent auditors for the Trust are Ernst & Young LLP, Pittsburgh, Pennsylvania.

SHAREHOLDER SERVICES

This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be providedwhich are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Shareholder Services Agreement, the Trustees expect that the Trust will benefit by: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail;
(3) enhancing shareholder record keeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.

For the fiscal period ending October 31, 1996, payments in the amount of $1,849,479 were made pursuant to the Shareholder Services Agreement, of which $1,070,663 was waived.

BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended October 31, 1996, 1995, and 1994, the Trust paid total brokerage commissions of $1,132,666, $549,947, and $271,265, respectively.

Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust.

PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Trust is explained in the prospectus under "Investing in the Trust."

CONVERSION TO FEDERAL FUNDS

It is the Trust's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank acts as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which the net asset value is calculated by the Trust are described in the prospectus.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Trust's portfolio securities are determined as follows:

* for equity securities and bonds and other fixed income securities, according to the last sale price on a national securities exchange, if available;

* in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices and for bonds and other fixed income securities as determined by an independent pricing service;

* for unlisted equity securities, the latest bid prices;

* for short-term obligations, according to the mean between bid and asked prices, as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less, at the time of purchase, at amortized cost; or

* for all other securities, at fair value as determined in good faith by the Trustees.

REDEEMING SHARES

The Trust redeems shares at the next computed net asset value after the Trust receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Although State Street Bank does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

REDEMPTION IN KIND

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for acts or obligations of the Trust. To protect shareholders of the Fund, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders for such acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Fund.

In the unlikely event a shareholder of the Fund is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets.

EXCHANGING SECURITIES FOR TRUST SHARES

Investors may exchange certain securities they already own for Trust shares, or they may exchange a combination of securities and cash for Trust shares. An investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. The Trust will notify the investor of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.

The Trust values securities in the same manner as the Trust values its assets. The basis of the exchange will depend upon the net asset value of Trust shares on the day the securities are valued. One share of the Trust will be issued for each equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Trust, along with the securities.

TAX CONSEQUENCES

Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Trust shares, a gain or loss may be realized by the investor.

TAX STATUS
THE TRUST'S TAX STATUS

The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Trust must, among other requirements:

* derive at least 90% of its gross income from dividends, interest, and gain from the sale of securities;

* derive less than 30% of its gross income from the sale of securities held less than three months;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

SHAREHOLDERS' TAX STATUS

Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. At least a percentage of dividends paid by the Trust will generally qualify for the shareholder's $100 dividends received deduction available to corporations. The percentage is based on and equal to the proportion of the Trust's gross income derived from dividends of domestic corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.

CAPITAL GAINS

Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Trust shares.

TOTAL RETURN

The Trust's average annual total returns for the one-year, five-year and ten-year periods ended October 31, 1996, were 22.08%, 15.83%, and 11.94%, respectively. The Trust's average annual total return since inception was 16.37%.

The average annual total return for the Trust is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the offering price per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the quarterly reinvestment of all dividends and distributions.

YIELD

The Trust's yield for the thirty-day period ended October 31, 1996, was 1.49%.

The yield for the Trust is determined by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Trust over a thirty-day period by the offering price per share of the Trust on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Trust because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Trust, performance will be reduced for those shareholders paying those fees.

PERFORMANCE COMPARISONS

The Trust's performance depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the portfolio is invested;

* changes in interest rates and market value of portfolio securities;

* changes in Trust expenses; and

* various other factors.

The Trust's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

* LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Trust will quote it Lipper ranking in the "growth and income funds" category in advertising and sales literature.

* DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole.

* STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

* MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Investors may also consult the fund evaluation consulting universes listed below. Consulting universes may be composed of pension, profit sharing, commingled, endowment/foundation, and mutual funds.

* FIDUCIARY CONSULTING GRID UNIVERSE, for example, is composed of over 1,000 funds, representing 350 different investment managers, divided into subcategories based on asset mix. The funds are ranked quarterly based on performance and risk characteristics.

* SEI database for equity funds includes approximately 900 funds, representing 361 money managers, divided into fund types based on investor groups and asset mix. The funds are ranked every three, six, and twelve months.

* MERCER MEIDINGER, INC. compiles a universe of approximately 600 equity funds, representing about 500 investment managers, and updates their rankings each calendar quarter as well as on a one-, three-, and five-year basis.

Advertisements and other sales literature for the Trust may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Trust based on quarterly reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Trust portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making -- structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.

In the equity sector, Federated Investors has more than 25 years' experience. As of December 31, 1995, Federated Investors managed 22 equity funds totaling approximately $5.4 billion in assets across growth, value, equity income, international, index and sector (i.e., utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.
J. Thomas Madden, Executive Vice President, oversees Federated's equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated's domestic fixed income management.
Henry A. Frantzen, Executive Vice President, oversees the management of Federated's international portfolios.

MUTUAL FUND MARKET

Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3 trillion to the more than 5,500 funds available.*

Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.

TRUST ORGANIZATIONS

Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated mutual funds are available to consumers through major brokerage firms nationwide -- including 200 New York Stock Exchange firms -- supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.

* Source: Investment Company Institute.